This is filed pursuant to Rule 497(c).
     File Nos.: 333-8818 and 811-9176


ALLIANCE SELECT INVESTOR SERIES, BIOTECHNOLOGY PORTFOLIO

The Biotechnology Portfolio is a portfolio of Alliance Select Investor Series, Inc. Alliance Select Investor Series, Inc. is an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.


Prospectus and Application

July 10, 2000




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



ALLIANCE CAPITAL [LOGO]






INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


2




                     TABLE OF CONTENTS
-------------------------------------------------------------
                                                        Page
  RISK/RETURN SUMMARY                                      3
  FEES AND EXPENSES OF THE FUND                            5
  GLOSSARY                                                 6
  DESCRIPTION OF THE FUND                                  6
  Investment Objective and Principal Policies and
    Risks                                                  6
  Description of Additional Investment Practices           8
  Additional Risk Considerations                          12
  MANAGEMENT OF THE FUND                                  13
  INVESTMENT ADVISER AND FUND MANAGER                     13
  PURCHASE AND SALE OF SHARES                             15
  How The Fund Values Its Shares                          15
  How To Buy Shares                                       15
  Initial Offering                                        15
  How To Exchange Shares                                  15
  How To Sell Shares                                      15
  DIVIDENDS, DISTRIBUTIONS AND TAXES                      16
  DISTRIBUTION ARRANGEMENTS                               17
  GENERAL INFORMATION                                     18


The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Biotechnology Portfolio (the "Fund") of Alliance Select Investor Series, Inc. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

The Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.


3


BIOTECHNOLOGY PORTFOLIO

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION.


PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 65% of the value of its total assets in a non-diversified portfolio of equity securities of biotechnology companies. Biotechnology companies include companies that are engaged primarily in research, development and production of biotechnological products, services, and processes. In making investments for the Fund, Alliance seeks to identify those biotechnology companies that are expected to benefit significantly from advances in biotechnologies, including, in particular, genomics, the study of genes and nucleic acids such as DNA. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Fund may make significant investments in small and mid-capitalization companies, in addition to its investments in large capitalization companies.

In addition, the Fund may invest up to 25% of the value of its total assets in the equity securities of pharmaceutical companies. Up to 40% of the Fund's total assets may be invested in securities of non-U.S. companies and other foreign securities, but no more than 25% may be invested in securities of issuers in any single foreign country.




PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock and bond markets. Because it invests predominantly in biotechnology securities, the Fund has industry/sector risk. Biotechnology companies are subject to extensive government regulatory requirements, including the need for regulatory approval for new drugs and medical products, as well as patent protection considerations and product liability concerns which may cause their securities to be more volatile than the overall stock and bond markets. In addition, many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established market for these products. Investments in these companies are subject to greater risks. The Fund's investments in foreign securities have foreign risk, which is the risk of investing in issuers located in foreign countries, and currency risk, which is the risk of losses from adverse changes in currency exchange rates. Because the Fund may invest in small and mid-capitalization companies, the Fund has capitalization risk. These investments may be more volatile than investments in large-capitalization companies. The Fund is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Fund's net asset value. As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.


4


-------------------------------------------------------------------------------
                        FEES AND EXPENSES OF THE FUND
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                          4.25%           None            None

Maximum Deferred Sales Charge
(CDSC) (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)   None            4.0%*           1.0%**

Exchange Fee                    None            None            None


* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC DECREASES 1.00% ANNUALLY TO 0% AFTER THE 4TH YEAR.

**   For Class C shares, the CDSC IS 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                OPERATING EXPENSES
                                      ----------------------------------------
                                          CLASS A     CLASS B     CLASS C
                                          -------     -------     -------
     Management fees (a)                   1.25%       1.25%       1.25%
     Distribution (12b-1) fees              .30%       1.00%       1.00%
     Other expenses                         .86%        .86%        .86%
                                           ----        ----        ----
     Total Fund operating expenses (b)     2.41%       3.11%       3.11%
                                           ----        ----        ----
                                           ----        ----        ----


EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           EXAMPLES
                      ---------------------------------------------------
                       CLASS A   CLASS B+  CLASS B++ CLASS C+  CLASS C++
                       --------- --------- --------- --------- ---------
     After 1 Yr.         $  659    $  714      $314      $414      $314
     After 3 Yrs.        $1,145    $1,160      $960      $960      $960


(A) THE MANAGEMENT FEE IS 1.25% BUT IT MAY VARY FROM 0.75% TO 1.75% DEPENDING ON THE FUND'S PERFORMANCE COMPARED TO THE NASDAQ BIOTECHNOLOGY INDEX.

(B) ALLIANCE HAS CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR TO BEAR EXPENSES OF THE FUND THROUGH JULY 31, 2001 TO THE EXTENT NECESSARY TO PREVENT TOTAL FUND OPERATING EXPENSES, ON AN ANNUALIZED BASIS, FROM EXCEEDING 3.25% FOR CLASS A SHARES AND 3.95% FOR CLASS B AND C SHARES. THE FEES WAIVED AND EXPENSES BORNE BY ALLIANCE DURING THIS PERIOD MAY BE REIMBURSED BY THE FUND DURING THE THREE YEARS AFTER COMMENCEMENT OF OPERATIONS. NO REIMBURSEMENT PAYMENT WILL BE MADE THAT WOULD CAUSE THE FUND'S TOTAL ANNUALIZED OPERATING EXPENSES TO EXCEED THE NET EXPENSES REFLECTED IN THE TABLE OR CAUSE THE TOTAL OF THE PAYMENTS TO EXCEED THE FUND'S TOTAL INITIAL ORGANIZATIONAL AND OFFERING EXPENSES.

+    ASSUMES REDEMPTION AT THE END OF PERIOD.

++   ASSUMES NO REDEMPTION AT END OF PERIOD.


5


-------------------------------------------------------------------------------
                                   GLOSSARY
-------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF COMPANIES
BIOTECHNOLOGY COMPANIES are companies that derive at least 50% of their earnings from research, development, production, sale and/or distribution of products, services and processes involving biotechnology, including genomics, and/or companies that devote 50% of their assets to these activities.

NON-U.S. COMPANIES are entities (i) that are organized under the laws of a country other than the United States and have their principal office in a country other than the United States, or (ii) the equity securities of which are traded principally in securities markets outside the United States.

GENOMICS, a segment of the biotechnology industry, involves the research in, and development, production, sale and/or distribution of, products that are based upon nucleic acids, such as DNA.

PHARMACEUTICAL COMPANIES are companies that derive at least 50% of their earnings from research, development, production, sale and/or distribution of chemical-based products that are used for the diagnosis or treatment of human diseases; and/or companies that devote at least 50% of their assets to these activities.


TYPES OF SECURITIES

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.


RATING AGENCIES

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.


OTHER

1940 ACT is the Investment Company Act of 1940, as amended.
CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.


-------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

o Additional information about risks of investing in the Fund can be found in the discussions under ADDITIONAL RISK CONSIDERATIONS.

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a stockholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a stockholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

INVESTMENT OBJECTIVE
The Fund's investment objective is capital appreciation.

PRINCIPAL POLICIES
Under normal circumstances, the Fund invests at least 65% of the value of its total assets in the equity securities of biotechnology companies. In addition, the Fund may invest up to 25% of the value of its total assets in the equity securities of pharmaceutical companies.

The Fund seeks to take advantage of capital appreciation opportunities identified by Alliance in the biotechnology industry by investing in biotechnology companies that are expected to profit from biotechnological products, services and processes, includ-


6


ing, in particular, genomics. These biotechnological products, services and processes involve the use of biological compounds, which includes natural human proteins, analogs of human proteins, antibodies and other biological compounds that bind to human proteins, and nucleic acid-based products, such as gene therapy.

Biotechnology companies focus on biotechnological and biomedical products, services and processes in areas such as human health care (e.g., cancer, infectious diseases, diagnostics and therapeutics); agricultural and veterinary applications (e.g., improved seed varieties and animal growth hormones); chemicals (e.g., enzymes and toxic waste treatments; medical/surgical developments (e.g., implants, imaging and therapeutics); industrial equipment and applications; and cosmetics/personal care. Biotechnology companies also include companies that manufacture biotechnological and biomedical products, devices and instruments. While many biotechnology companies have long operating histories, large market capitalizations and significant earnings and revenue streams, many newer biotechnology companies have little or no operating history, unproven products and no established market for their products. These companies also have small market capitalizations and little, if any, earnings.

Biotechnology companies include companies involved with genomics. By and large, genomics companies are at a very early stage of corporate development with little or no earnings or product revenues. They generally have small market capitalizations and their stock prices can be very volatile. In Alliance's view, genomics can be separated into three segments, all of which the Fund intends to invest in although not necessarily to the same extent. The three are:

(a) Genome Tool Companies. These are companies that specialize in making the tools used to analyze deoxyribonucleic acid ("DNA"). This includes machines such as DNA sequencers, devices used to separate and purify DNA from its natural cellular environment, DNA chip and microfluidics technologies, and other related equipment.

(b) Genome Information Companies. The business of these companies is discovering and selling genomic information to pharmaceutical companies. The information is generally either raw DNA sequence data or information that associates certain genes with specific diseases. These companies generally rely on upfront payments and possible royalties on sales of future drugs developed based upon their genetic databases.

(c) Genome Product Companies. Companies in this group are similar to genome information companies in that they also sell access to their genomic databases directly to pharmaceutical companies, but they also add value to some of their gene discoveries through their own product development.

The Fund may also invest up to 25% of its total assets in the equity securities of pharmaceutical companies. Activities of pharmaceutical companies in which the Fund may invest do not necessarily involve biotechnology. Pharmaceutical companies generally have larger market capitalizations than biotechnology companies, with longer operating histories, and substantial earnings and product revenue.

The Fund may invest up to 40% of its total assets in securities of non-U.S. companies and other foreign securities, but no more than 25% of the Fund's total assets may be invested in securities of issuers in any single foreign country. The Fund also may invest up to 15% of its net assets in illiquid securities.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. As one of the largest multi-national investment firms, Alliance has substantial experience in investing in the biotechnology, pharmaceutical and health sciences sectors, with more than $16 billion in investments in these sectors. Alliance has built a team of seven research analysts, located in New York, London and India, that provides it with on-the-ground, fundamental research in this dynamic growth area.

In managing the Fund, Alliance's investment strategy will emphasize stock selection based on bottom-up fundamental research. Alliance thoroughly researches and analyses each issuer and its potential for earnings growth. Each issuer is then evaluated based on its financial condition, including earnings estimates and growth potential, management and industry position in view of overall economic and market conditions. Through its research-driven investment process, the team will seek to identify and concentrate investments in companies that offer superior earnings growth potential.

Each analyst has an in-depth understanding of the products, services, markets and competition of these companies and a strong knowledge of company management. While each analyst has responsibility for following companies in at least one specific subsector, the lateral structure of Alliance's research organization and constant communication results in decision-making based on the relative attractiveness of the stocks across the entire health care industry spectrum. The focus of this industry research-driven process is the early recognition of change through the dynamics of changing company and industry fundamentals as well as regional and economic influences.

The Fund also may:

o write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. and foreign securities exchanges and over the counter, including options on market indices;

o    invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

o    invest up to 10% of its total assets in RIGHTS AND WARRANTS;

o invest up to 5% of its total assets in debt securities of biotechnology and pharmaceutical companies;

o    purchase and sell FUTURES CONTRACTS, including STOCK INDEX FUTURES
CONTRACTS;

o make SECURED LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

o    enter into REPURCHASE AGREEMENTS;


7


o    enter into FORWARD COMMITMENTS for the purchase or sale of securities;

o    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and

o engage in SHORT SALES of securities (including indexes), for hedging purposes only, for up to 10% of its total assets.

PRINCIPAL RISKS
Among the principal risks of investing in the Fund are:

o MARKET RISK This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

o INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Fund's investments. Biotechnology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, the need for regulatory approval for new drugs and medical products, patent protection considerations, product liability concerns, and similar significant matters. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time. Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison with more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Biotechnology companies, especially those primarily involved with genomics, are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the Federal Drug Administration and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory, research and other setbacks.

o FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

o CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

o CAPITALIZATION RISK This is the risk of investments in small to mid-capitalization companies. Investments in small to mid-capitalization companies may be more volatile than large capitalization companies. In addition, the Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

o MANAGEMENT RISK The Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

PORTFOLIO TURNOVER. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the investment practices of the Fund and risks associated with these practices.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the


8


underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be entered into if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level it anticipates.

ILLIQUID SECURITIES. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include
(i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor


9


the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if Alliance determines, in accordance with procedures adopted by the Board of Directors, that such securities are liquid.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

OPTIONS ON SECURITIES. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to all or a portion of the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate (in the case of calls) or depreciate (in the case of puts).

The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures


10


contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

RIGHTS AND WARRANTS. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STOCK INDEX FUTURES. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time


11


period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

FUTURE DEVELOPMENTS. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

GENERAL. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

FIXED-INCOME SECURITIES. The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities gener-


12


ally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


-------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

INVESTMENT ADVISER AND FUND MANAGER
The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of March 31, 2000 totaling more than $394 billion (of which more than $189 billion represented the assets of investment companies). As of March 31, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 121 separate portfolios, currently have more than 5.8 million shareholder accounts.

The persons responsible for the management of the Fund are Matthew Murray and Norman Fidel. Mr. Murray, who will have primary day-to-day management responsibility, is a Vice President of Alliance Capital Management Corporation, the general partner of the investment adviser ("ACMC"), with which he has been associated since 1999. Prior thereto, he was a biotechnology analyst at Lehman Brothers since 1996, at UBS Securities since 1995 and at Alex Brown & Sons since prior to 1994. Mr. Fidel is a Senior Vice President of ACMC, with which he has been associated in that capacity since prior to 1995.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays Alliance a fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") starting on


13


August 1, 2000. The Basic Fee is adjusted based on the investment performance of the Fund's Class A shares in relation to the performance of the NASDAQ Biotechnology Index (the "Index"), as described below. The fee will be accrued daily and paid monthly, except as described below.

The Index measures all NASDAQ stocks in the biotechnology sector. It is a capitalization-weighted index and includes over 200 companies.

Prior to August 1, 2000, Alliance will receive a minimum fee of .75%, annualized, of the Fund's average net assets (the "Minimum Fee") without any performance adjustment. From August 1, 2000 through July 31, 2001, Alliance will receive the Minimum Fee, payable monthly, provided that the fee for this year may be increased to 1.75%, annualized, based on the performance of the Class A shares in relation to the performance of the Index during the year.
The fee will equal 1.25%, annualized, if the performance of the Class A shares equals the performance of the Index and will be increased or decreased as described in the paragraph below. The maximum increase to 1.75%, annualized, will be payable if the investment performance of the Class A shares of the Fund exceeds the performance of the Index by eight or more percentage points for this year, and there will be no adjustment to the Minimum Fee if the performance of the Index exceeds the performance of the Class A shares by eight or more percentage points for the year. Any increase over the Minimum Fee will not be payable to Alliance prior to July 31, 2001.

Beginning in August, 2001 and for each month thereafter, the Basic Fee will be equal to 1.25%, annualized, of the average daily net assets of the Fund. The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75% annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period. The performance period will be from August 1, 2000 through the current calendar month. After the Advisory Agreement has been in effect for 36 full calendar months, the performance period becomes a rolling 36-month period. The Basic Fee will be increased (or decreased) at the monthly rate of 1/12th of .0625% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of .0625%.

Therefore, starting with August, 2001, the maximum monthly fee is 1.75%, annualized, which would be payable if the investment performance of the Class A shares of the Fund exceeded the performance of the Index by eight or more percentage points for the performance period. The minimum monthly fee is .75%, annualized, and would be payable if the performance of the Index exceeded the investment performance of the Class A shares by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

          PERCENTAGE POINT
        DIFFERENCE* BETWEEN
           PERFORMANCE OF
         CLASS A SHARES AND         ADJUSTMENT        ANNUAL FEE
        NASDAQ BIOTECHNOLOGY         TO 1.25%          RATE AS
              INDEX**               BASIC FEE          ADJUSTED
        --------------------        ----------        ----------
                 +8                     +.50%             1.75%
                 +7                   +.4375%           1.6875%
                 +6                    +.375%            1.625%
                 +5                   +.3125%           1.5625%
                 +4                     +.25%             1.50%
                 +3                   +.1875%           1.4375%
                 +2                    +.125%            1.375%
                 +1                   +.0625%           1.3125%
                  0                        0              1.25%
                 -1                   -.0625%           1.1875%
                 -2                    -.125%            1.125%
                 -3                   -.1875%           1.0625%
                 -4                     -.25%             1.00%
                 -5                   -.3125%            .9375%
                 -6                    -.375%             .875%
                 -7                   -.4375%            .8125%
                 -8                     -.50%              .75%


* FRACTIONS OF A PERCENTAGE POINT WILL BE ROUNDED TO THE NEARER WHOLE POINT (TO THE HIGHER WHOLE POINT IF EXACTLY ONE-HALF).

**   MEASURED OVER THE PERFORMANCE PERIOD, WHICH WILL BE A TWELVE-MONTH PERIOD
FROM AUGUST 1, 2000 THROUGH JULY 31, 2001, AND THEREAFTER THE PERIOD FROM AUGUST 1, 2000 TO THE MOST RECENT MONTH-END UNTIL JULY 31, 2003, AT WHICH TIME THE PERFORMANCE PERIOD WILL BECOME A ROLLING 36-MONTH PERIOD ENDING WITH THE MOST RECENT CALENDAR MONTH.


The investment performance of the Class A shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share of the Fund and (ii) the sum of (a) the closing NAV of a Class A share of the Fund, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in Class A shares of the Fund, and (c) the value of any capital gains taxes per Class A share paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares with the record of the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. Moreover, the comparative investment performance of the Class A shares is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The Class A shares of the Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.


14


-------------------------------------------------------------------------------
                         PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

HOW THE FUND VALUES ITS SHARES
The Fund's net asset value or NAV, which is the price at which shares of the Fund are sold and redeemed, is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES
You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, Alliance Fund Distributors, Inc., or AFD. The minimum initial investment amount is $10,000, except that the minimum initial investment amount applicable to individual retirement accounts (IRAs) is $2,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

INITIAL OFFERING
It is expected that shares of the fund will be offered during an initial offering period which is currently scheduled to end on July 24, 2000. The Fund will begin its continuous offering of shares on July 31, 2000. During the Fund's initial offering period, Class A shares will be offered to the public at their asset value of $10.00 per share plus a sales charge. The maximum offering price of the Class A shares during the initial offering period is $10.44 per share. During the initial offering, AFD will reallow to dealers the entire amount of the initial sales charge on Class A shares. Class B and Class C shares will be offered to the public during the initial offering period at their net asset value of $10.00 per share.

During the initial offering period, the Fund will not accept subscriptions for Fund shares other than through authorized dealers and agents, and any subscription monies sent directly to the Fund will be promptly returned. In addition, under Commission Regulations (e.g., Rule 15c-4 under the Securities Exchange Act of 1934), authorized dealers and agents will not be permitted to accept subscription monies from their customers in advance of the purchase date unless appropriate arrangements are made for the temporary investment or deposit of such monies. Shares subscribed for during the Fund's initial offering period will be sold to subscribers on the purchase date, which is expected to occur not later than July 28, 2000.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same Class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o    SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o    SELLING SHARES DIRECTLY TO THE FUND

BY MAIL:
  --Send a signed letter of instruction or stock power, along with certificates, to:
                         Alliance Fund Services, Inc.
                                P.O. Box 1520
                          Secaucus, N.J. 07906-1520
                                 800-221-5672

  --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commer-


15


cial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

BY TELEPHONE:
  --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

  --A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

  --If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

  --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

  --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

-------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The income dividend and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


16


-------------------------------------------------------------------------------
                          DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

SHARE CLASSES. The Fund offers three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                         COMMISSION
                                INITIAL SALES CHARGE      TO DEALER/
                                                          AGENT AS
                                AS % OF      AS % OF        % OF
                               NET AMOUNT    OFFERING      OFFERING
AMOUNT PURCHASED                INVESTED      PRICE         PRICE
--------------------------------------------------------------------
Up to $100,000                    4.44%       4.25%         4.00%
$100,000 up to $250,000           3.36        3.25          3.00
$250,000 up to $500,000           2.30        2.25          2.00
$500,000 up to $1,000,000         1.78        1.75          1.50


You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

     YEARS SINCE PURCHASE         CDSC
     ---------------------      --------
     First                        4.0%
     Second                       3.0%
     Third                        2.0%
     Fourth                       1.0%
     Fifth                       None


If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

ASSET-BASED SALES CHARGES OR RULE 12B-1 FEES. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                              RULE 12B-1 FEE (AS A PERCENTAGE OF
                              AGGREGATE AVERAGE DAILY NET ASSETS)
                           -----------------------------------------
     Class A                                   .30%
     Class B                                  1.00%
     Class C                                  1.00%


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CHOOSING A CLASS OF SHARES. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100 % of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

APPLICATION OF THE CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.


17


OTHER. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

-------------------------------------------------------------------------------
                             GENERAL INFORMATION
-------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

EMPLOYEE BENEFIT PLANS. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


18


This page intentionally blank


19


For more information about the Fund, the following documents are available upon request:

o    STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund by contacting your broker or other financial intermediary or by contacting
Alliance:

BY MAIL:   C/O ALLIANCE FUND SERVICES, INC.
           P.O. BOX 1520
           SECAUCUS, NJ 07096-1520

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commissions Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.




SEC File Number                        811-9176





20




=========================
Alliance Select Investor
Series - Biotechnology
Portfolio Subscription
Application
=========================

To Open Your New Alliance Account...
Please complete the application and mail it to:

                   Alliance Fund Services
                   P.O. Box 786003
                   San Antonio, TX  78278-6003

For certified or overnight deliveries, send to:

                   Alliance Fund Services
                   8000 IH 10 W, Suite 1400
                   San Antonio, TX 78230

Section 1 Your Account Registration
(Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      >     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      >     Transfer on Death:

            o     Ensure that your state participates

      >     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required)

Complete in full.

      >     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'. (If you are eligible for a reduced sales charge, you must also complete
Section 4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options
(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into the Fund in one of three ways. First, by a periodic withdrawal directly from your bank account and invested into the Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into the Fund. Or third, you can automatically exchange monthly shares of one Alliance Fund for shares of the Fund. In each case, there is a $10,000 minimum for your initial investment into the Fund ($2,000 for IRAs). To elect one of these options, complete the appropriate portion of Section 4A & 4D.

If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from your fund account. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization
(Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672 or (201) 553-3300.

Or Visit Our Website: www.alliancecapital.com

                      ===================================
                      For Literature Call: (800) 227-4618
                      ===================================

Alliance Select Investor Series Subscription Application

================================================================================
      1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
================================================================================

|_| Individual Account { |_| Male  |_| Female } - or - |_| Joint Account - or -

|_| Transfer On Death  { |_| Male  |_| Female } - or -  |_| Gift/Transfer to a
                                                            Minor

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Owner or Custodian (First Name)     (MI)  (Last Name)

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
(First Name) Joint Owner*,          (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_||_||_| - |_||_| - |_||_||_||_|                    If Uniform Gift/Transfer to
Social Security Number of Owner                      Minor Account:
or Minor (required to open account)

If Joint Tenants Account: * The Account              |_||_| Minor's State of
will be registered "Joint Tenants with                      Residence
right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other______________________________

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Name of Trustee if applicable       (MI)  (Last Name)
(First Name)

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity continued

|_||_||_||_||_||_||_||_|       |_||_||_||_||_||_||_||_||_|
Trust Dated (MM,DD,YYYY)       Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

================================================================================
      2. Your Address
================================================================================

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_||_|   |_||_|      |_||_||_||_||_|
City                                      State       Zip code

|_||_||_||_||_||_||_||_||_|   |_||_||_| - |_||_||_| - |_||_||_||_|
If Non-U.S., Specify Country  Daytime Phone Number

|_| U.S. Citizen |_| Resident Alien |_| Non-Resident Alien

                                 -----------------------------------------------

SISBIOAPP700-P1                  -----------------------------------------------
                                 e-mail address

================================================================================
      3. Your Initial Investment  The minimum investment is $10,000.
                                  The maximum investment in Class B is $250,000; Class C is $1,000,000.
================================================================================

I hereby subscribe for shares of the Alliance Select Investor Series - Biotechnology Portfolio and elect distribution options as indicated.

                                          Dividend and Capital Gain Distribution
                                          Options:

                                          R Reinvest distributions into my fund
                                            account.
--------------------------------------
Broker/Dealer Use Only: Wire Confirm #    C Send my distributions in cash to the
                                            address I have provided in Section
|_||_||_||_||_||_||_||_|                    2. (Complete Section 4D for direct
--------------------------------------      deposit to your bank account.
                                            Complete Section 4E for payment to a
                                            third party)

                                          D Direct my distributions to another
                                            Alliance fund. Complete the
                                            appropriate portion of Section 4A to
                                            direct your distributions (dividends
                                            and capital gains) to another
                                            Alliance Fund (the $250 minimum
                                            investment requirement applies to
                                            Funds into which distributions are
                                            directed).

----------- --------------    ----------------------  --------------------------
                                                        Distributions Options
                                                              *Check One*
            Indicate three                            --------------------------
              digit Fund                              ---------   --------------
            number located    Indicate Dollar Amount  Dividends   Capital Gains
  Make all      below                                  R  C  D       R  C  D
  checks*   --------------    ----------------------  ---------   --------------
payable to:   |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
  Alliance    |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
   Funds      |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
-----------

-------------------------
   Total Investment           $_____________________
-------------------------
* Cash and money orders are not accepted

                              --------------------------------------------------
                                Initial      Contingent Deferred     Asset-Based
                              Sales Charge       Sales Charge       Sales Charge
--------------------------------------------------------------------------------
Select Investor Series             A                  B                   C
--------------------------------------------------------------------------------
Biotechnology Portfolio           174                274                 374

SISBIOAPP700-P2

================================================================================
      4. Your Shareholder Options
================================================================================

A. Automatic Investment Plans (AIP)

|_|   Withdraw From My Bank Account Via EFT*

      I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

     1- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_||_|  -  |_|
             Fund Number              Account Number (If existing)

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_||_|  -  |_|
             Fund Number              Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_||_|  -  |_|
             Fund Number              Account Number (If existing)

             |_||_|,|_||_||_|.00    |_||_|
             Amount                 Day of Exchange**

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_||_|  -  |_|
             Fund Number              Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions: > Review the information in the Prospectus about telephone transaction services.

                    > If you select the telephone purchase or redemption
                      privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

================================================================================
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
================================================================================

SISBIOAPP700-P3

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

C. Systematic Withdrawal Plans (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

|_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

     1- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

Please send my SWP proceeds to:

|_|   My Address of Record (via check)

|_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

|_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)     |_|   Telephone Transactions
                                                (Section 4B)

      |_|   Automatic Investments         |_|   Withdrawals (Section 4C)
            (Section 4A)

================================================================================
      Please Tape a Pre-printed Voided Check Here*
================================================================================

                       [GRAPHIC OF VOIDED CHECK OMITTED]

* The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.

|_||_||_||_||_||_||_||_||_|         |_||_||_||_||_||_||_||_||_||_||_||_||_|
Your Bank's ABA Routing Number      Your Bank Account Number

|_|   Checking Account  |_|   Savings Account

SISBIOAPP700-P4

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

                  |_|   Distributions (Section 3)     |_|   Systematic
                                                            Withdrawals
                                                            (Section 4C)

|_||_||_||_||_||_||_||_||_||_|  |_|   |_||_||_||_||_||_||_||_||_||_|
Name (First Name)               (MI)  (Last Name)

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_||_||_|   |_||_|      |_||_||_||_||_|
City                                         State       Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

      |_|   A. Right of Accumulation
            Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

________________________   ________________________   ________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

      |_|   B. Statement of Intent
            I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

            |_| $100,000    |_| $250,000    |_| $500,000      |_| $1,000,000

            If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

================================================================================
      Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
================================================================================

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm                     Authorized Signature

 ____________________________    _     ____________________________
|                            |  | |   |                            |
|____________________________|  |_|   |____________________________|
Representative First Name       MI    Last Name

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm Number              Representative Number

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Branch Number                         Branch Telephone Number

 __________________________________________________________________
|                                                                  |
|__________________________________________________________________|
Branch Office Address

 _________________________________     _  _   _____________________
|                                 |   | || | |                     |
|_________________________________|   |_||_| |_____________________|
City                                  State  Zip Code

SISBIOAPP700-P5

================================================================================
      5. Shareholder Authorization -- This section MUST be completed
================================================================================

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date
 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date

__________________________________________
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice
SISBIOAPP700-P6